                                                                     Exhibit 10

                                 ARTHUR ANDERSEN LLP



                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 33-19945 for Hartford Life Insurance Company Separate Account Two on Form N-4.


Hartford, Connecticut
September 28, 1998